Exhibit 23


                         Independent Auditors' Consent


We hereby consent to the incorporation by reference in Registration Statement 33-25499 on Form S-3 and in
Registration Statement 33-59760 on Form S-8 of our report dated July 13, 1994 included in this report on Form 10-K of Standard
Commercial Corporation for the year ended March 31, 1994.



Deloitte & Touche


Raleigh, North Carolina
July 13, 1994